Exhibit 10.2
Loan No. 105093
LOAN AGREEMENT
THIS LOAN AGREEMENT (“Agreement”) is executed as of September 28, 2007, by and between SUNRISE PASADENA CA SENIOR LIVING, LLC, a California Limited Liability Company, and SUNRISE PLEASANTON CA SENIOR LIVING, LP, a Delaware Limited Partnership, jointly and severally, (both referred to as “Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Lender”).
RECITALS
A.	Borrower owns or will own certain real property described in Exhibit A hereto (individually and collectively, “Property”).

B.	Borrower has requested from Lender a loan for the purpose of financing the Property.

NOW, THEREFORE, Borrower and Lender agree as follows:
ARTICLE 1. LOAN
1.1	LOAN. By and subject to the terms of this Agreement, Lender agrees to lend to Borrower and Borrower agrees to borrow from Lender the principal sum of TWENTY-ONE MILLION NINE HUNDRED SIX THOUSAND NINE HUNDRED FIFTY AND NO/100 DOLLARS ($21,906,950.00) (“Loan”), said sum to be evidenced by a Promissory Note Secured by Deed of Trust of even date herewith (“Note”). The Note shall be secured, in part, by a Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Financing Statement of even date herewith, executed by Borrower for the benefit of Lender, as hereafter amended, supplemented, replaced or modified (“Deed of Trust”), encumbering certain real property and improvements as legally defined therein. The obligations of the Borrower under the Loan will be guaranteed in whole or in part by SUNRISE SENIOR LIVING, INC., a Delaware Corporation, (“Guarantor”) pursuant to a guaranty agreement of even date herewith (“Guaranty”). Amounts disbursed to or on behalf of Borrower pursuant to the Note shall be used to finance the Property and for such other purposes and uses as may be permitted under this Agreement and the other Loan Documents, as described below.

1.2	FEES. Borrower shall pay to Lender, at Loan closing, a non-refundable loan fee in the amount of TWO HUNDRED NINETEEN THOUSAND SIXTY-NINE AND 50/100 DOLLARS ($219,069.50).

1.3	LOAN DOCUMENTS; EFFECTIVE DATE. Borrower shall deliver to Lender concurrently with this Agreement the Note, the Deed of Trust and any other documents required by Lender, as hereafter amended, supplemented, replaced or modified, each properly executed and in recordable form, as applicable, described in Exhibit B (“Loan Documents”) together with those documents described in Exhibit B as other related documents. The effective date (“Effective Date”) of the Loan Documents shall be the date of this Agreement as set forth on page 1 above.

1.4	MATURITY DATE. The maturity date of the Loan shall be October 1, 2009 (“Maturity Date”).

1.5	FULL REPAYMENT AND SATISFACTION. In addition to the partial release option set forth in this Section 1.5, Borrower may prepay the Loan in whole or in part at any time and from time to time upon five (5) days written notice to Lender, subject to any breakage fee incurred by Lender. Upon receipt of all sums owing and outstanding under the Loan Documents, Lender shall issue a full reconveyance of the Property and

Loan No. 105093
improvements from the lien of the Deed of Trust; provided, however, that each of the following conditions shall be satisfied at the time of, and with respect to, such reconveyance: (a) Lender shall have received all escrow, closing and recording costs, the costs of preparing and delivering such satisfaction and any sums then due and payable under the Loan Documents; (b) Lender shall have received a written release satisfactory to Lender of any set aside letter, letter of credit or other form of undertaking which Lender has issued to any surety, governmental agency or any other party in connection with the Loan and/or the Property; and (c) Lender’s obligation to make further disbursements under the Loan shall terminate as to any portion of the Loan undisbursed as of the date of issuance of such reconveyance, and any commitment of Lender to lend any undisbursed portion of the Loan shall be cancelled.

Notwithstanding anything to the contrary in this Loan Agreement, the parties anticipate that either Property I or Property II, as defined in Exhibit A hereto, covered by the Deed of Trust may be released prior to the Maturity Date of the Loan, as long as the conditions in this paragraph are satisfied. So long as there exist no Defaults (as defined in the Loan Documents) or any event, omission or failure of condition, which would constitute a Default after Notice or lapse of time, or both, Lender shall issue a partial satisfaction of Deed of Trust covering the specific Property upon the following conditions: (a) receipt of $18,656,950.00, for Property I or receipt of $3,250,000.00 for Property II and remaining loan balance is not more than 65% of the remaining collateral value, as determined solely in the discretion of the Lender; and (b) Lender shall have received a written release satisfactory to Lender of any set aside letter, letter of credit or other form of undertaking which Lender has issued to any surety, governmental agency or any other party in connection with the Loan and/or the Property and improvements.

1.6	OPTION TO EXTEND. Borrower shall have no option to extend the term of the Loan.
ARTICLE 2. DISBURSEMENT
2.1	CONDITIONS PRECEDENT. Lender’s obligation to make the disbursement of the Loan shall be subject to satisfaction of each of the following conditions precedent:
a.	Lender shall have received fully executed originals of all Loan Documents, the Guaranty and any other documents, instruments, policies, and other materials requested by Lender under the terms of this Agreement or any of the other Loan Documents.

b.	There shall exist no Default as defined in this Agreement or any of the other Loan Documents or any event, omission or failure of condition which would constitute a Default after notice or lapse of time, or both.
2.2	FUNDS TRANSFER DISBURSEMENTS.
a.	Borrower hereby authorizes Lender to disburse the proceeds of the Loan made by Lender or its affiliate pursuant to the Loan Documents as requested by an authorized representative of the Borrower to any of the accounts designated in Exhibit D. Borrower agrees to be bound by any transfer request: (i) authorized or transmitted by Borrower; or, (ii) made in Borrower’s name and accepted by Lender in good faith and in compliance with these transfer instructions, even if not properly authorized by Borrower. Borrower further agrees and acknowledges that Lender may rely solely on any bank routing number or identifying bank account number or name provided by Borrower to effect a wire or funds transfer even if the information provided by Borrower identifies a different bank or account holder than named by the Borrower. Lender is not obligated or required in any way to take any actions to detect errors in information provided by Borrower. If Lender takes any actions in an attempt to detect errors in the transmission or content of transfer or requests or takes any actions in an attempt to detect unauthorized funds transfer requests, Borrower agrees that no matter how many times Lender takes these actions Lender will not in any situation be liable for failing to take or correctly perform these actions in the future and such actions shall not become any part of the transfer disbursement procedures authorized under this provision, the Loan Documents, or any agreement

Loan No. 105093
between Lender and Borrower. Borrower agrees to notify Lender of any errors in the transfer of any funds or of any unauthorized or improperly authorized transfer requests within 14 days after Lender’s confirmation to Borrower of such transfer.

b.	Lender will, in its sole discretion, determine the funds transfer system and the means by which each transfer will be made. Lender may delay or refuse to accept a funds transfer request if the transfer would: (i) violate the terms of this authorization; (ii) require use of a bank unacceptable to Lender or prohibited by government authority; (iii) cause Lender to violate any Federal Reserve or other regulatory risk control program or guideline; or (iv) otherwise cause Lender to violate any applicable law or regulation.

c.	Lender shall not be liable to Borrower or any other parties for (i) errors, acts or failures to act of others, including other entities, banks, communications carriers or clearinghouses, through which Borrower’s transfers may be made or information received or transmitted, and no such entity shall be deemed an agent of the Lender, (ii) any loss, liability or delay caused by fires, earthquakes, wars, civil disturbances, power surges or failures, acts of government, labor disputes, failures in communications networks, legal constraints or other events beyond Lender’s control, or (iii) any special, consequential, indirect or punitive damages, whether or not (A) any claim for these damages is based on tort or contract or (B) Lender or Borrower knew or should have known the likelihood of these damages in any situation. Lender makes no representations or warranties other than those expressly made in this Agreement.
ARTICLE 3. INSURANCE
Borrower shall, while any obligation of Borrower or any Guarantor under any Loan Document remains outstanding, maintain at Borrower’s sole expense, with licensed insurers approved by Lender, the following policies of insurance in form and substance satisfactory to Lender. Capitalized terms used in this Article shall have the same meaning as such terms are commonly and presently defined in the insurance industry:
3.1	TITLE INSURANCE. An extended coverage ALTA Lender’s Policy of Title Insurance (“Title Policy”), together with any endorsements which Lender may require, insuring Lender, in the principal amount of the Loan, of the validity and the priority of the lien of the Deed of Trust upon the Property and the improvements, subject only to matters approved by Lender in writing. During the term of the Loan, Borrower shall deliver to Lender, within ten (10) days of Lender’s written request, such other endorsements to the Title Policy as Lender may reasonably require with respect to the Property.

3.2	FLOOD HAZARD INSURANCE. If applicable, a policy of flood insurance, as required by applicable governmental regulations, or as deemed necessary by Lender, in an amount required by Lender, but in no event less than the amount sufficient to meet the requirements of applicable law and governmental regulation.

3.3	LIABILITY INSURANCE. A policy of Commercial General Liability insurance on a claims made basis, with coverages and limits as required by Lender, insuring against liability for injury and/or death to any person and/or damage to any property occurring on the Property and/or in the improvements. Lender may require that Borrower be named as an additional insured on any such policy.

3.4	OTHER COVERAGE. Borrower shall provide to Lender evidence of such other reasonable insurance in such reasonable amounts as Lender may from time to time request against such other insurable hazards which at the time are commonly insured against for property similar to the Property located in or around the region in which the Property is located. Such coverage requirements may include, but are not limited to, coverage for earthquake, acts of terrorism, mold, business income, delayed business income, rental loss, sink hole, soft costs, tenant improvement or environmental.

3.5	GENERAL. Borrower shall ensure that the Property is fully insured at all times; Borrower shall provide to Lender insurance certificates or other evidence of coverage in form acceptable to Lender, with coverage

Loan No. 105093
amounts, deductibles, limits and retentions as required by Lender, within a reasonable time. All insurance policies shall provide that insurance provider will endeavor to provide at least ten (10) days prior written notice to Lender of any cancellation for nonpayment of premiums, or material modification and not less than 30 days prior written notice to Lender prior to any other cancellation or any modification (including a reduction in coverage). Lender shall be named under a Lender’s Loss Payable Endorsement (form #438BFU or equivalent) on all insurance policies which Borrower actually maintains with respect to the Property and improvements. All insurance policies shall be issued and maintained by insurers approved to do business in the state in which the Property is located and must have an A.M. Best Company financial rating of A-VII or better, and policyholder surplus acceptable to Lender.
ARTICLE 4. REPRESENTATIONS AND WARRANTIES
As a material inducement to Lender’s entry into this Agreement, Borrower represents and warrants to Lender as of the Effective Date and continuing thereafter that:
4.1	AUTHORITY/ENFORCEABILITY. Borrower is in compliance with all laws and regulations applicable to its organization, existence and transaction of business and has all necessary rights and powers to own and operate the Property as contemplated by the Loan Documents.

4.2	BINDING OBLIGATIONS. Borrower is authorized to execute, deliver and perform its obligations under the Loan Documents, and such obligations are the valid and binding obligations of Borrower.

4.3	COMPLIANCE WITH LAWS. Borrower has, and at all times shall have, all permits, licenses, exemptions, and approvals necessary to occupy and market the Property, and shall maintain compliance with all governmental requirements applicable to the Property, and all other applicable statutes, laws, regulations and ordinances necessary for the transaction of its business. The Property is a legal parcel lawfully created in full compliance with all subdivision laws and ordinances.

4.4	LITIGATION. Except as disclosed to Lender in writing, there are no claims, actions, suits, or proceedings pending, or to Borrower’s knowledge threatened, against Borrower or any Guarantors or affecting the Property.

4.5	FINANCIAL CONDITION. Except as set forth in Section 7.3(a)(iv) with respect to Guarantor and to the extent Section 7.3(a)(iv) effects Sunrise Senior Living Investments, Inc., Guarantor’s wholly owned subsidiary, all financial statements and information heretofore and hereafter delivered to Lender by Borrower, including, without limitation, information relating to the financial condition of Borrower, the Property, the partners, joint venturers or members of Borrower, and/or any Guarantors, fairly and accurately represent the financial condition of the subject thereof and have been prepared (except as noted therein) in accordance with generally accepted accounting principles consistently applied. Borrower acknowledges and agrees that Lender may request and obtain additional information from third parties regarding any of the above, including, without limitation, credit reports.

4.6	ACCURACY. All reports, documents, instruments, information and forms of evidence delivered to Lender concerning the Loan or security for the Loan or required by the Loan Documents are accurate, correct and sufficiently complete to give Lender true and accurate knowledge of their subject matter, and do not contain any misrepresentation or omission.

4.7	UTILITIES. All utility services, including, without limitation, gas, water, sewage, electrical and telephone, necessary for the occupancy of the Property are available at the Property.

4.8	BUSINESS LOAN. The Loan is a business loan transaction in the stated amount solely for the purpose of carrying on the business of Borrower and none of the proceeds of the Loan will be used for the personal, family or agricultural purposes of Borrower.

Loan No. 105093
4.9	COMMENCEMENT OF CONSTRUCTION. Prior to the date of this Agreement, no construction work or activity has been conducted at the Property or with respect to the improvements and no contractor, subcontractor or materialman has performed any construction work or other services or delivered any materials to or for the benefit of Borrower, the Property or the improvements.
ARTICLE 5. HAZARDOUS MATERIALS
5.1	SPECIAL REPRESENTATIONS AND WARRANTIES. Without in any way limiting the other representations and warranties set forth in this Agreement, and after reasonable investigation and inquiry, Borrower hereby specially represents and warrants to the best of Borrower’s knowledge as of the date of this Agreement as follows:
a.	Hazardous Materials. Except as previously disclosed to Lender in that certain Final Environmental Impact Report I, Environmental Site Assessment report dated December, 2006, for Property I and in that certain Phase I Environmental Site Assessment report dated July 24, 2007, for Property II (both reports referred to as the “Report”; Property I and Property II are specifically defined in Exhibit A hereto), the Property is not and has not been a site for the use, generation, manufacture, storage, treatment, release, threatened release, discharge, disposal, transportation or presence of any oil, flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, hazardous wastes, toxic or contaminated substances or similar materials, including, without limitation, any substances which are “hazardous substances,” “hazardous wastes,” “hazardous materials,” “toxic substances,” “wastes,” “regulated substances,” “industrial solid wastes,” or “pollutants or contaminants” under the Hazardous Materials Laws, as described below, and/or any other applicable environmental laws, ordinances and regulations (collectively, the “Hazardous Materials”). “Hazardous Materials” shall not include commercially reasonable amounts of such materials used in the ordinary course of operation of the Property which are used and stored in accordance with all applicable environmental laws, ordinances and regulations.

b.	Hazardous Materials Laws. The Property is in compliance with all laws, ordinances and regulations relating to Hazardous Materials (“Hazardous Materials Laws”), including, without limitation: any and all applicable federal, state or local directive, statute, law, rule, regulation, ordinance or rule of common law in effect and any judicial or administrative decisions, including any judicial or administrative order, consent decree or judgment, relating to the control of any pollutant or hazardous material, the protection of the environment or the effect of the environment on human health, including the Comprehensive Environment Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq.; the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. Section 1252 et seq.; the Toxic Substances Control Act, as amended, 15 U.S.C. Section 2601 et seq.; the Clean Air Act, as amended, 42 U.S.C. Section 7401 et seq.; the Safe Drinking Water Act, as amended, 42 U.S.C. Section 300f et seq.; the Hazardous Materials Transportation Act, as amended 49 U.S.C. Section 1801 et seq.; the Atomic Energy Act, as amended, 42 U.S.C. Section 2011 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, as amended, 7 U.S.C. Section 136 et seq.; the Occupational Safety and Health Act, as amended, 20 U.S.C. Section 651 et seq.; the Emergency Planning and Community Right to Know Act, as amended, 42 U.S.C. Section 11001 et seq.; Chapter 6 of the California Health and Safety Code; California Health and Safety Code Sections 25100 et seq. and Sections 25280 et seq.; the Safe Drinking Water and Toxic Enforcement Act of 1986, as amended (Proposition 65); and Title 22 of the California Code of Regulations (Division 4, Chapter 30); each as now and hereafter amended, and the regulations thereunder, and any other local, state and/or federal laws or regulations that govern (i) the existence, cleanup and/or remedy of contamination on Property; (ii) the protection of the environment from released, spilled, deposited or otherwise emplaced contamination; (iii) the control of hazardous wastes; or (iv) the use, generation, transport, treatment, removal or recovery of Hazardous Materials, including any and all building materials.

     Loan No. 105093
c.	Hazardous Materials Claims. There are no claims or actions (“Hazardous Materials Claims”) known to, pending or threatened against Borrower or the Property by any governmental entity or agency or by any other person or entity relating to Hazardous Materials or pursuant to the Hazardous Materials Laws.

d.	Border Zone Property. There has been no occurrence or condition on any real property adjoining or in the vicinity of the Property that could cause the Property or any part thereof to become contaminated through the migration of Hazardous Materials onto, above or under the Property, and the Property has not been designated as Border Zone Property under the laws where such Property is located or any regulation adopted in accordance therewith.
5.2	HAZARDOUS MATERIALS COVENANTS. Borrower agrees as follows:
a.	No Hazardous Activities. Borrower shall not cause or permit the Property to be used as a site for the use, generation, manufacture, storage, treatment, release, discharge, disposal, transportation or presence of any Hazardous Materials.

b.	Compliance. Borrower shall comply and cause the Property to comply with all Hazardous Materials Laws.

c.	Notices. Borrower shall immediately notify Lender in writing of: (i) the discovery of any Hazardous Materials on, under or about the Property; (ii) any knowledge by Borrower that the Property do not comply with any Hazardous Materials Laws; (iii) any Hazardous Materials Claims; and (iv) the discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Property that could cause the Property or any part thereof to become contaminated with Hazardous Materials.

d.	Removal and/or Remedial Action. In response to the presence of any Hazardous Materials on, under or about the Property, Borrower shall immediately take, at Borrower’s sole expense, all actions required by any Hazardous Materials Laws or any regulatory agency, governing body, judgment, consent decree, settlement or compromise with respect to any Hazardous Materials Claims.
5.3	INSPECTION BY LENDER. Upon reasonable prior notice to Borrower, Lender, its employees and agents, may from time to time (whether before or after the commencement of a nonjudicial or judicial foreclosure proceeding) enter and inspect the Property for the purpose of determining the existence, location, nature and magnitude of any past or present release or threatened release of any Hazardous Materials into, onto, beneath or from the Property.

5.4	HAZARDOUS MATERIALS INDEMNITY. Borrower hereby agrees to defend, indemnify and hold harmless Lender, its directors, officers, employees, agents, successors and assigns from and against any and all losses, damages, liabilities, claims, actions, judgments, court costs and legal or other expenses (including, without limitation, attorneys’ fees and expenses) which Lender may incur as a direct or indirect consequence of the use, generation, release, manufacture, storage, disposal, threatened disposal, transportation or presence of Hazardous Materials in, on, under or about the Property. Borrower shall immediately pay to Lender upon demand any amounts owing under this indemnity, together with interest from the date the indebtedness arises until paid at the rate of interest applicable to the principal balance of the note. Borrower’s duty and obligations to defend, indemnify and hold harmless Lender shall survive the cancellation of the Note and the release, reconveyance or partial reconveyance of the Deed of Trust.

The foregoing indemnity and agreement to defend and hold harmless shall not apply to the extent any losses, damages, liabilities, claims, actions, judgments, court costs and legal or other expenses arise out of or result from Hazardous Materials that first come into existence on the Property or improvements after the earlier of (a) the full repayment of the Loan and indefeasible satisfaction of all of Borrower’s obligations under the Loan Documents or (b) any foreclosure under the Deed of Trust or transfer of the Property by deed-in-lieu thereof;

Loan No. 105093
provided, however, that the foregoing limitation shall cease to apply if any amount repaid or required to be repaid by Borrower under any of the Loan Documents or any of Borrower’s other obligations thereunder is at any time voided or otherwise rendered unenforceable pursuant to any state or federal bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance or preference law, act, statute or regulation.

5.5	LEGAL EFFECT OF SECTION. Borrower and Lender agree that: (a) this Article 5 is intended as Lender’s written request for information (and Borrower’s response) concerning the environmental condition of the real property security as required by California Code of Civil Procedure §726.5; and (b) each provision in this Article (together with any indemnity applicable to a breach of any such provision) with respect to the environmental condition of the real property security is intended by Lender and Borrower to be an “environmental provision” for purposes of California Code of Civil Procedure §736, and as such it is expressly understood that Borrower’s duty to indemnify Lender hereunder shall survive: (i) any judicial or non-judicial foreclosure under the Deed of Trust, or transfer of the Property in lieu thereof; (ii) the release and reconveyance or cancellation of the Deed of Trust; and (iii) the satisfaction of all of Borrower’s obligations under the Loan Documents.

5.6	ENVIRONMENTAL IMPAIRMENT. If any portion of the Property is determined to be “environmentally impaired” (as “environmentally impaired” is defined in California Code of Civil Procedure Section 726.5(e)(3)) or to be an “affected parcel” (as “affected parcel” is defined in California Code of Civil Procedure Section 726.5(e)(1)), then, without otherwise limiting or in any way affecting the Lender’s or the Trustee’s rights and remedies under this Deed of Trust, the Lender may elect to exercise its right under California Code of Civil Procedure Section 726.5(a) to (1) waive its lien on such environmentally impaired or affected parcel or portion of the Property and (2) exercise (i) the rights and remedies of an unsecured creditor, including reduction of its claim against the Borrower to judgment, and (ii) any other rights and remedies permitted by law. For purposes of determining the Lender’s right to proceed as an unsecured creditor under California Code of Civil Procedure Section 726.5(a), the Borrower shall be deemed to have willfully permitted or acquiesced in a release or threatened release of hazardous materials, within the meaning of California Code of Civil Procedure Section 726.5(d)(1), if the release or threatened release of hazardous materials was knowingly or negligently caused or contributed to by any lessee, occupant or user of any portion of the Property and the Borrower knew or should have known of the activity by such lessee, occupant or user which caused or contributed to the release or threatened release. All costs and expenses, including, without limitation, attorneys’ fees, incurred by the Lender in connection with any action commenced under this Section, including any action required by California Code of Civil Procedure Section 726.5(b) to determine the degree to which the Property is environmentally impaired, plus interest thereon at the default rate of interest set forth in the Note until paid, shall be added to the obligations secured by this Deed of Trust and shall be due and payable to the Lender upon its demand made at any time following the conclusion of such action.
ARTICLE 6. COVENANTS OF BORROWER
6.1	EXPENSES. Borrower shall immediately pay to Lender upon demand: (a) all costs and expenses incurred by Lender in connection with the administration of this Agreement, the other Loan Documents and any other documents required by Lender during the term of the Loan; and (b) the enforcement or satisfaction by Lender of any of Borrower’s or Guarantor’s obligations under this Agreement, the other Loan Documents and the Guaranty. For all purposes of this Agreement, Lender’s costs and expenses shall include, without limitation, all appraisal fees, cost engineering and inspection fees, legal fees and expenses, accounting fees, environmental consultant fees, auditor fees, and the cost to Lender of any title insurance premiums, title surveys, recording fees, Deed of Trust registration taxes, reconveyance and notary fees. If any of the services described above are provided by an employee of Lender, Lender’s costs and expenses for such services shall be calculated in accordance with Lender’s standard charge for such services.

Lender hereby confirms and agrees that not withstanding anything else to the contrary in this Agreement or any of the Loan Documents, Borrower shall not be liable for any cost or expense related to transactions engaged in by Lender pursuant to Section 9.5 of this Agreement, unless those costs and expenses are caused by Borrower’s failure or refusal to cooperate.

Loan No. 105093
6.2	LEASING. To the extent any such space exists and is leased, Borrower shall use its best efforts to maintain all leasable space in the Property leased at no less than fair market rental rates.

6.3	FURTHER ASSURANCES. Upon Lender’s request and at Borrower’s sole cost and expense, Borrower shall execute, acknowledge and deliver any other instruments and perform any other acts necessary, desirable or proper, as determined by Lender, to carry out the purposes of this Agreement and the other Loan Documents or to perfect and preserve any liens created by the Loan Documents.

6.4	ASSIGNMENT. Without the prior written consent of Lender, Borrower shall not assign Borrower’s interest under any of the Loan Documents, or in any monies due or to become due thereunder, and any assignment without such consent shall be void, provided, however, that this restriction will not be applicable to a change in control of Guarantor provided the conditions set forth in Section 7.3 (b)(i) are satisfied. In this regard, Borrower acknowledges that Lender would not make this Loan except in reliance on Borrower’s expertise, reputation, prior experience in developing and constructing commercial real property, Lender’s knowledge of Borrower, and Lender’s understanding that this Agreement is more in the nature of an agreement involving personal services than a standard loan where Lender would rely on security which already exists.

6.5	INDEMNITY. BORROWER HEREBY AGREES TO DEFEND, INDEMNIFY AND HOLD HARMLESS LENDER, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, SUCCESSORS AND ASSIGNS FROM AND AGAINST ANY AND ALL LOSSES, DAMAGES, LIABILITIES, CLAIMS, ACTIONS, JUDGMENTS, COURT COSTS AND LEGAL OR OTHER EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS’ FEES AND EXPENSES) WHICH LENDER MAY INCUR AS A DIRECT OR INDIRECT CONSEQUENCE OF: (A) THE PURPOSE TO WHICH BORROWER APPLIES THE LOAN PROCEEDS; (B) THE FAILURE OF BORROWER TO PERFORM ANY OBLIGATIONS AS AND WHEN REQUIRED BY THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS;(C) ANY FAILURE AT ANY TIME OF ANY OF BORROWER’S REPRESENTATIONS OR WARRANTIES TO BE TRUE AND CORRECT; OR (D) ANY ACT OR OMISSION BY BORROWER, CONSTITUENT PARTNER OR MEMBER OF BORROWER, ANY CONTRACTOR, SUBCONTRACTOR OR MATERIAL SUPPLIER, ENGINEER, ARCHITECT OR OTHER PERSON OR ENTITY WITH RESPECT TO ANY OF THE PROPERTY. BORROWER SHALL IMMEDIATELY PAY TO LENDER UPON DEMAND ANY AMOUNTS OWING UNDER THIS INDEMNITY, TOGETHER WITH INTEREST FROM THE DATE THE INDEBTEDNESS ARISES UNTIL PAID AT THE RATE OF INTEREST APPLICABLE TO THE PRINCIPAL BALANCE OF THE NOTE. BORROWER’S DUTY AND OBLIGATIONS TO DEFEND, INDEMNIFY AND HOLD HARMLESS LENDER SHALL SURVIVE CANCELLATION OF THE NOTE AND THE RELEASE OR RECONVEYANCE OF THE DEED OF TRUST.
ARTICLE 7. REPORTING COVENANTS
7.1	FINANCIAL INFORMATION. Except for such financial reports referenced in Section 7.3(a)(iv), Borrower shall deliver to Lender as soon as available, but in no event later than 120 days after Borrower’s fiscal year end, Borrower’s current financial statement (including without limitation, an income and expense statement and balance sheet) and Borrower’s current tax return signed by Borrower together with any other financial information including, without limitation, to the extent Borrower generates such reports in the ordinary course of business, quarterly financial statements, annual financial statements, cash flow projections, and quarterly operating statements requested by Lender. Borrower shall also deliver to Lender, as soon as available, but in no event later than 120 days after Guarantor(s) fiscal year end, Guarantor(s) current financial statement (including, without limitation, a balance sheet).

Within 30 days of Lender’s request, Borrower shall also deliver to Lender such quarterly and other financial information regarding any persons or entities in any way obligated on the Loan as Lender may specify, to the extent Borrower generates such reports in the ordinary course of business. If audited financial information is prepared, Borrower shall deliver to Lender copies of that information within 15 days of its final preparation. Except as otherwise agreed to by Lender, all such financial information shall be prepared in accordance with generally accepted accounting principles consistently applied.

Loan No. 105093
7.2	LEASING REPORTS AND OPERATING STATEMENTS. To the extent any exist, Borrower shall deliver to Lender quarterly rent rolls, leasing schedules and reports, operating statements and/or such other leasing information as Lender shall request with respect to the Property, each in form and substance satisfactory to Lender.

7.3	FINANCIAL CONDITION. Guarantor shall maintain its financial condition during the term of this Agreement according to the following schedules, using generally accepted accounting principles, consistently applied:
(a)	FINANCIAL COVENANTS of Guarantor: Each of the following financial covenants, or such other financial covenants as maybe hereafter required by that certain Credit Agreement between Guarantor and Bank of America (“B of A”) dated December 2, 2005 (Guarantor must provide Lender with notice of the change in financial covenants before such change will alter the terms of this provision and (i) Lender must consent to any deletion of any covenants or (ii) Guarantor must continue to satisfy any deleted covenants), will be measured annually at the conclusion of the Guarantor’s fiscal years, provided, however, that so long as B of A has waived or extended this date of compliance, Guarantor will not be required to deliver any financial statements until such statements have been made publicly available by the Securities and Exchange Commission (“SEC”):
(i)	CONSOLIDATED NET WORTH. The Guarantor will at all times maintain, a Consolidated Net Worth of not less than the sum of $450,000,000 (Consolidated Net Worth is defined as eighty percent (80%) of Consolidated GAAP shareholder equity as of the date hereof) plus seventy-five percent (75%) of the net proceeds to the Guarantor of any equity capital transaction received during any subsequent quarter (except for all exercises of employee stock options, issuance or sale of restricted stock and operation of the employee stock purchase program), less $110,000,000 associated with stock repurchases.

(ii)	LEVERAGE RATIO. The Guarantor will maintain a ratio of Total Funded Indebtedness to Consolidated EBITDA so that it is not more than 4.25 to 1.0.

(iii)	FIXED CHARGE COVERAGE RATIO. The Guarantor will maintain a ratio of Consolidated EBITDAR to Consolidated Fixed Charges of not less than 1.75 to 1.0.

(iv)	Lender acknowledges that Guarantor is in the process of restating certain Financial Statements for periods of time prior to December 31, 2005. As part of the restatement process, Guarantor has not filed any Financial Statements subsequent to December 31, 2005. On September 18, 2007, B of A amended the covenants under the line of credit so that Guarantor is not required to provide any quarterly Financial Statements until January 31, 2008. Guarantor will certify covenants compliance when audited statements are provided.
(b)	Additionally, the following covenants are included:
(i)	A change in control of Guarantor does not require Lender’s consent if the following terms are met:
(a)	The ownership of the Borrower does not change.

(b)	Guarantor, Sunrise Senior Living Investments, Inc., Sunrise Senior Living Management, Inc. and Sunrise Development, Inc. all continue to exist.

(c)	Guarantor does not change its business away from managing and developing senior living facilities.

(d)	Guarantor has a management team with senior housing experience and a reputation favorably comparable to Guarantor’s current management team.

Loan No. 105093
(e)	The acquirer of Guarantor meets all regulatory requirements required by federal law and provides Lender will all information necessary to fully comply with the US Patriot Act.
(c)	DEFINITIONS. Capitalized terms in this paragraph are defined as;
     (i) “CAPITALIZED CASH INTEREST EXPENSE” means capitalized interest on construction or development loans, to the extent not funded from an interest reserve as part of third party construction financing.
     (ii) “COMPANY ” means Guarantor.
     (iii) “CONSOLIDATED EBITDA” means the sum of: (a)(i) net income; (ii) Consolidated Interest Expense; (iii) income taxes; (iv) depreciation and amortization; (v) the non-cash component of any unusual or non-recurring item of loss or expense which was deducted in determining net income (in accordance with GAAP), and (vi) income (or loss) in respect of minority interest (assuming it was deducted in the calculation of net income); minus (b) “other income-operating properties” as shown on the Company’s financial statements in accordance with GAAP as of the date hereof (or as such category may be categorized in future financial statements) in each case for the Borrower and is Subsidiaries on a consolidated basis. For purposes of calculating the Leverage Ratio only, Consolidated EBITDA will be adjusted to reflect actual transition costs (post-closing) or pre-closing on a pro forma basis to reflect (i) material acquisitions and dispositions of property and (ii) material acquisitions and dispositions of management contracts, provided that documentation of such acquisitions and dispositions satisfactory to Wells Fargo Bank, N.A. in its sole discretion is delivered to Wells Fargo Bank, N.A., Transition costs shall be subject to the approval of Wells Fargo Bank, N.A.
     (iv) “CONSOLIDATED EBITDAR” means the sum of: (a) Consolidated EBITDA plus (b) rent paid or payable under all operating leases as determined in accordance with GAAP.
     (v) “CONSOLIDATED FIXED CHARGES” means the sum of: (a) Consolidated Interest Expense, (b) Capitalized Cash Interest Expense (c) scheduled payments of principal on Total Funded Indebtedness (excluding balloon payments), (d) rent payable under all operating leases (other than capital leases) as determined in accordance with GAAP, and (e) dividends payable on stock.
     (vi) “CONSOLIDATED INTEREST EXPENSE” means total interest expense (whether paid or accrued), including the amortization of debt discounts and premiums as well as the interest component under capital leases, on a consolidated basis in accordance with GAAP.
     (vii) “CONSOLIDATED NET WORTH” means Shareholders’ Equity of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP.
     (viii) “CONTINUING CARE RETIREMENT COMMUNITY” means a Senior Living Facility which provides or arranges housing and health-related services that are effective for the life of the resident or for an extended, specified period in excess of one year, including mutually terminable contracts, in consideration for the payment of an entrance fee, which services are provided on a comprehensive continuum of care basis which includes a skilled nursing facility.
     (ix) “CONVERTIBLE DEBT” means the $125,000,000 convertible subordinated notes of the Borrower which was due February 1, 2009, and paid off in advance of this Loan.
     (x) “DEVELOPMENT JOINT VENTURE INVESTMENTS” means (a) Investments which are (i) less than fifty percent (50%) owned and unconsolidated by any of the Loan Parties and (ii) have a ratio of EBITDAR to Fixed Obligations of less then 1.20 to 1.0 for any fiscal quarter plus (b) any amounts funded by any of the Loan Parties under operating deficit guaranties or construction completion guaranties.

Loan No. 105093
     (xi) “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.
     (xii) “GOVERNMENTAL AUTHORITY” means the government of the Untied States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supranational bodies such as the European Union or the European Central Bank).
     (xiii) “LIFECARE BOND” means a surety bond, irrevocable letter of credit or other financial assurance required by a Governmental Authority as evidence of the financial responsibility of the owner or operator of a Continuing Care Retirement Community.
     (xiv) “PERSON” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
     (xv) “SHAREHOLDERS’ EQUITY” means, as of any date of determination, consolidated shareholders’ equity of the Company and its Subsidiaries as of that date determined in accordance with GAAP.
     (xvi) “SUBSIDIARY” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interest having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Company.
     (xvii) “TOTAL FUNDED INDEBTEDNESS” means all indebtedness and guarantees including recourse and non-recourse mortgage debt, capitalized leases, letters of credit, unsecured debt, guarantees (including all debt guarantees, but excluding all development completion guarantees and operating deficit guarantees which will be captured in the limitation on Development Joint Venture), purchase obligations treated as liabilities per GAAP, subordinated debt, unfunded obligations (including total Lifecare Bond obligations at GAAP book value, subject to certain exclusions as discussed below), all as defined in accordance with GAAP. Total Funded Indebtedness shall not include security deposits, accounts payable, accrued liabilities, any prepaid rent and any outstanding balance under the Convertible Debt only to the extent that the Company’s common stock market price remains at least $2.50 per share above the Convertible Debt conversion price. Furthermore, certain Lifecare Bond obligations may be excluded from Total Funded Indebtedness to the extent the Guarantor is not obligated to refund these obligations prior to receiving proceeds of new Lifecare Bonds. Total Funded Indebtedness will be reduced by unrestricted cash balances, cash equivalents and short-term marketable securities in excess of $50,000,000.
ARTICLE 8. DEFAULTS AND REMEDIES
8.1	DEFAULT. The occurrence of any one or more of the following shall constitute an event of default (“Default”) under this Agreement and the other Loan Documents:
a.	Monetary. Borrower’s failure to pay when due any sums payable under the Note or any of the other Loan Documents or Borrower’s failure to deposit any Borrower’s Funds as and when required under this Agreement within ten (10) business days of when the sums are due; or

Loan No. 105093
b.	Performance of Obligations. Borrower’s failure to perform any obligation, covenant or condition under the Note or any of the other Loan Documents; provided, however, that if a cure period is provided for the remedy of such failure, Borrower’s failure to perform will not constitute a Default until such date as the specified cure period expires, or if no cure period is provided, Borrower shall have thirty (30) days upon written notice from Lender within which to cure the Default; provided, however, if Default cannot be cured through Borrower’s diligent attempts to cure within the thirty (30) days, that period shall be extended until such time as the Default can be cured, but in no event longer than ninety (90) days; or

c.	Lien; Attachment; Condemnation. (i) The recording or service upon Lender of any claim of lien against the Property and the continuance of such claim of lien for 20 days after such recording or service for ten (10) calendar days after Lender’s demand, whichever occurs first, without discharge, satisfaction or provision for payment being made by Borrower in a manner satisfactory to Lender; or (ii) the condemnation, seizure or appropriation of or occurrence of an uninsured casualty with respect to, any material portion of the Property; or (iii) the sequestration or attachment, or any levy or execution upon, any of the Property or any other collateral provided by Borrower or any other party under any of the Loan Documents is not released, expunged or dismissed within 20 days; or

d.	Representations and Warranties. (i) The failure of any representation or warranty of Borrower in any of the Loan Documents or by any Guarantor in the Guaranty and the continuation of such failure for more than 10 days after written notice to Borrower from Lender requesting that Borrower cure such failure; or (ii) any material adverse change in the financial condition of Borrower from the financial condition represented to Lender or a violation of any of the covenants previously set forth in Section 7.3 by Guarantor or any indemnitor as of the later of: (A) the Effective Date; or (B) the date upon which the financial condition of such party was first represented to Lender; or

e.	Bankruptcy; Insolvency; Dissolution. (i) The filing of by Borrower, any Guarantor or any partner or member of Borrower of a petition for relief under the Bankruptcy Reform Act of 1978 (11 USC Section 101-1330) as now or hereafter amended or recodified (“Bankruptcy Code”), or under any other present or future state or federal law regarding bankruptcy, reorganization or other debtor relief law; (ii) the filing against Borrower, Guarantor or any partner or member of Borrower of an involuntary proceeding under the Bankruptcy Code or other debtor relief law and the failure of Borrower to effect a full dismissal of such proceeding within 30 days after the date of filing such proceeding; (iii) a general assignment by Borrower, Guarantor or any partner or member of Borrower for the benefit of creditors; or (iv) Borrower, Guarantor or any partner or member of Borrower applying for, or the appointment of, a receiver, trustee, custodian or liquidator of Borrower or any of its property; or

f.	Transfer of Assets. The sale, assignment, pledge, hypothecation, mortgage or transfer of all or a substantial portion of the assets of Borrower.

g.	Transfer of Assets. Except as specifically allowed for in paragraph 7.3 above, the sale, assignment, pledge, hypothecation, mortgage or transfer of all or a substantial portion of assets of Guarantor other than in the ordinary course of business of said entity; or

h.	Other Obligations. Borrower shall default in any obligation to Lender, whether direct or indirect, absolute or contingent.
8.2	ACCELERATION UPON DEFAULT; REMEDIES. Upon the occurrence of any Default specified herein, Lender may, at its sole option, declare all sums owing to Lender under the Note, this Agreement and the other Loan Documents immediately due and payable. Upon such acceleration, Lender may, in addition to all other remedies permitted under the Note and this Agreement and the other Loan Documents and at law or equity, apply Borrower’s Funds, if any, to the sums owing under the Loan Documents and any and all obligations of Lender to fund further disbursements under the Loan shall terminate.

Loan No. 105093
8.3	DISBURSEMENTS TO THIRD PARTIES. Upon the occurrence of a Default occasioned by Borrower’s failure to pay money to a third party as required by this Agreement, Lender may but shall not be obligated to make such payment from the Loan proceeds or other funds of Lender. If such payment is made from proceeds of the Loan, Borrower shall immediately deposit with Lender, upon written demand, an amount equal to such payment. If such payment is made from funds of Lender, Borrower shall immediately repay such funds upon written demand of Lender. In either case, the Default with respect to which any such payment has been made by Lender shall not be deemed cured until such deposit or repayment (as the case may be) has been made by Borrower to Lender.

8.4	SET OFF. Upon the occurrence of a Default, Lender may set off any and all amounts due by Borrower against any indebtedness or obligation of Lender to Borrower.

8.5	RIGHTS CUMULATIVE; NO WAIVER. All Lender’s rights and remedies provided in this Agreement, the other Loan Documents and the Guaranty, together with those granted by law or at equity, are cumulative and may be exercised by Lender at any time. Lender’s exercise of any right or remedy shall not constitute a cure of any Default unless all sums then due and payable to Lender under the Loan Documents are repaid and Borrower has cured all other Defaults. No waiver shall be implied from any failure of Lender to take, or any delay by Lender in taking, action concerning any Default or failure of condition under the Loan Documents, or from any previous waiver of any similar or unrelated Default or failure of condition. Any waiver or approval under any of the Loan Documents must be in writing and shall be limited to its specific terms. Any funds expended by Lender in the exercise of its rights or remedies under this Agreement and the other Loan Documents shall be payable to Lender upon demand, together with interest at the rate applicable to the principal balance of the Note from the date the funds were expended.
ARTICLE 9. MISCELLANEOUS PROVISIONS
9.1	NOTICES. All notices, demands, or other communications under this Agreement and the other Loan Documents shall be in writing and shall be delivered in accordance with the notice provisions contained in the Deed of Trust.

9.2	RELATIONSHIP OF PARTIES. The relationship of Borrower and Lender under the Loan Documents is, and shall at all times remain, solely that of borrower and lender, and Lender neither undertakes nor assumes any responsibility or duty to Borrower or to any third party with respect to the Property, except as expressly provided in this Agreement and the other Loan Documents.

9.3	ATTORNEYS’ FEES AND EXPENSES; ENFORCEMENT. If any attorney is engaged by Lender to enforce or defend any provision of this Agreement, any of the other Loan Documents or as a consequence of any Default under the Loan Documents, with or without the filing of any legal action or proceeding, and including, without limitation, any fees and expenses incurred in any bankruptcy proceeding of Borrower or in connection with any appeal of a lower court decision, then Borrower shall immediately pay to Lender, upon demand, the amount of all attorneys’ fees and expenses and all costs incurred by Lender in connection therewith.

9.4	IMMEDIATELY AVAILABLE FUNDS. All amounts payable by Borrower to Lender shall be (a) payable only in United States currency in immediately available funds, and (b) received by Lender at the Disbursement and Operations Center in El Segundo, California, or at such other places as may be designated in writing by Lender, no later than 11 AM Pacific Standard Time or Pacific Daylight Time, as applicable. Any amounts received after such time shall be credited the next business day.

9.5	LOAN SALES AND PARTICIPATIONS; DISCLOSURE OF INFORMATION. Borrower agrees that Lender may elect, at any time, to sell, assign or grant participations in all or any portion of its rights and obligations under the Loan Documents, and that any such sale, assignment or participation may be to one or more financial institutions, private investors, and/or other entities, at Lender’s sole discretion. Borrower further agrees that Lender may disseminate to any such actual or potential purchaser(s), assignee(s) or participant(s)

Loan No. 105093
all documents and information (including, without limitation, all financial information) which has been or is hereafter provided to or known to Lender with respect to: (a) the Property and its operation; (b) any party connected with the Loan (including, without limitation, the Borrower, any partner of Borrower, any constituent partner or member of Borrower, any Guarantor, any indemnitor and any non-borrower mortgagor); and/or (c) any lending relationship other than the Loan which Lender may have with any party connected with the Loan. The indemnity obligations of Borrower under the Loan Documents shall also apply with respect to any purchaser, assignee or participant.

9.6	LENDER’S AGENTS. Lender may designate an agent or independent contractor to exercise any of Lender’s rights under this Agreement and any of the other Loan Documents. Any reference to Lender in any of the Loan Documents shall include Lender’s agents, employees or independent contractors. Borrower shall pay the costs of such agent or independent contractor either directly to such person or to Lender in reimbursement of such costs, as applicable.

9.7	WAIVER OF RIGHT TO TRIAL BY JURY. TO THE MAXIMUM EXTENT ALLOWABLE UNDER CALIFORNIA LAW, EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY PRESENT OR FUTURE MODIFICATION THEREOF OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE LOAN DOCUMENTS (AS NOW OR HEREAFTER MODIFIED) OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION IS NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF ANY RIGHT THEY MIGHT OTHERWISE HAVE TO TRIAL BY JURY.

9.8	SEVERABILITY. If any provision or obligation under this Agreement and the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that provision shall be deemed severed from the Loan Documents and the validity, legality and enforceability of the remaining provisions or obligations shall remain in full force as though the invalid, illegal, or unenforceable provision had never been a part of the Loan Documents, provided, however, that if the rate of interest or any other amount payable under the Note or this Agreement or any other Loan Document, or the right of collectibility therefor, are declared to be or become invalid, illegal or unenforceable, Lender’s obligations to make advances under the Loan Documents shall not be enforceable by Borrower.

9.9	HEIRS, SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided under the terms and conditions of this Agreement, the terms of the Loan Documents shall bind and inure to the benefit of the heirs, successors and assigns of the parties.

9.10	ATTORNEY IN FACT. Borrower hereby irrevocably appoints and authorizes Lender, as Borrower’s attorney in fact, which agency is coupled with an interest, to execute and/or record in Lender’s or Borrower’s name any notices, instruments or documents that Lender deems appropriate to protect Lender’s interest under any of the Loan Documents.

9.11	TAX SERVICE. If the Maturity Date and any extension thereof is 18 months or longer from the date hereof, Lender is authorized to obtain a tax service contract with a third party vendor which shall provide tax information on the Property satisfactory to Lender, and Borrower will pay up to $1,000.00 per year of the costs due under such contract.

9.12	TIME. Time is of the essence of each and every term of this Agreement.

Loan No. 105093
9.13	GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with the laws of the state where the Property is located, except to the extent preempted by federal laws. Borrower and all persons and entities in any manner obligated to Lender under the Loan Documents consent to the jurisdiction of any federal or state court within the state where the Property is located having proper venue and also consent to service of process by any means authorized by the law of such state or federal law.

9.14	INTEGRATION: INTERPRETATION. The Loan Documents contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein and supersede all prior negotiations or agreements, written or oral. The Loan Documents shall not be modified except by written instrument executed by all parties. Any reference to the Loan Documents includes any amendments, renewals or extensions now or hereafter approved by Lender in writing.

9.15	JOINT AND SEVERAL LIABILITY. The liability of all persons and entities obligated in any manner under this Agreement and any of the Loan Documents shall be joint and several.

9.16	FORM OF DOCUMENTS. The form and substance of all documents, instruments, and forms of evidence to be delivered to Lender under the terms of this Agreement and any of the other Loan Documents shall be subject to Lender’s approval and shall not be modified, superseded or terminated in any respect without Lender’s prior written approval.

9.17	NO THIRD PARTIES BENEFITED. No person other than Lender and Borrower and their permitted successors and assigns shall have any right of action under any of the Loan Documents.

9.18	ACTIONS. Borrower agrees that Lender, in exercising the rights, duties or liabilities of Lender or Borrower under the Loan Documents, may commence, appear in or defend any action or proceeding purporting to affect the Property or the Loan Documents and Borrower shall immediately reimburse Lender upon demand for all such expenses so incurred or paid by Lender, including, without limitation, attorneys’ fees and expenses and court costs.

9.19	LENDER’S CONSENT. Wherever in this Agreement there is a requirement for Lender’s consent and/or a document to be provided or an action taken “to the satisfaction of Lender”, it is understood by such phrase that, except as expressly modified herein, Lender shall exercise its consent, right or judgment in a reasonable manner given the specific facts and circumstance applicable at the time.

9.20	HEADINGS. All articles, sections or other headings appearing in this Agreement and any of the other Loan Documents are for convenience of reference only and shall be disregarded in construing this Agreement and any of the other Loan Documents.

9.21	COUNTERPARTS. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

9.22	EXHIBITS INCORPORATED. Exhibits A, B, and C attached hereto, are hereby incorporated into this Agreement.
IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement as of the date appearing on the first page of this Agreement.

Loan No. 105093

“LENDER” WELLS FARGO BANK, NATIONAL ASSOCIATION
By:	/s/ Jennifer Tyler
Jennifer Tyler
Its: Vice President

Lender’s Address:

WELLS FARGO BANK, NATIONAL ASSOCIATION

580 State Street, 2nd Floor
Salem, OR 97301
Attn: Jennifer Tyler

“BORROWER”

SUNRISE PASADENA CA SENIOR LIVING, LLC, a
California Limited Liability Company

By:	SUNRISE SENIOR LIVING INVESTMENTS,
INC., a Virginia Corporation, Member

By:	/s/ Carl Adams
Name: Carl Adams
Its: Vice President

SUNRISE PLEASANTON CA SENIOR LIVING, LP, a Delaware Limited Partnership
By:	SUNRISE PLEASANTON GP, LLC, a Delaware
Limited Liability Company, its General Partner

By: SUNRISE SENIOR LIVING INVESTMENTS,
INC., a Virginia Corporation, its Sole Member

By: /s/ Carl Adams
Name: Carl Adams
Its: Vice President

Borrower’s Address: 7902 Westpark Drive McLean, VA 22102 Attn: James S. Pope

Loan No. 105093
EXHIBIT A
DESCRIPTION OF PROPERTY
Exhibit A to LOAN AGREEMENT between SUNRISE PASADENA CA SENIOR LIVING, LLC, a California Limited Liability Company, and SUNRISE PLEASANTON CA SENIOR LIVING, LP, a Delaware Limited Partnership, jointly and severally, both referred to as “Borrower”, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as “Lender”, dated as of September 28, 2007.
PROPERTY I:
All the certain real property located in the County of Los Angeles, State of California, described as follows:
PARCEL 1:
LOTS 4 AND 5 OF HULETT C. MERRITT TERRACE, IN THE CITY OF PASADENA, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 6 PAGE 141 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID LOS ANGELES COUNTY.
TOGETHER WITH THAT PORTION OF TERRACE DRIVE, 50 FEET IN WIDTH, VACATED BY RESOLUTION NO. 402, A COPY OF WHICH RECORDED SEPTEMBER 23, 1969 AS INSTRUMENT NO. 2152 IN BOOK D4505 PAGE 223 OF OFFICIAL RECORDS, IN SAID OFFICE OF THE COUNTY RECORDER, TITLE TO WHICH WOULD PASS WITH A LEGAL CONVEYANCE OF THE ABOVE MENTIONED LOTS AND TOGETHER WITH THAT PORTION OF OLCOTT PLACE, 40 FEET IN WIDTH, VACATED BY RESOLUTION NO. 8701, A COPY OF WHICH RECORDED OCTOBER 31, 1966 IN BOOK D3469 PAGE 638 OF OFFICIAL RECORDS, IN SAID OFFICE OF THE COUNTY RECORDER, TITLE TO WHICH WOULD PASS WITH A LEGAL CONVEYANCE OF THE ABOVE MENTIONED LOTS.
PARCEL 2:
LOT 3 OF KERNAGHAN AND ARNOLD’S SUBDIVISION OF THE NORTH 7 ACRES OF LOT 2 IN DIVISION C AND THE SOUTH 1.82 ACRES OF LOT 3 OF BERRY AND ELLIOTT’S SUBDIVISION OF DIVISION “C” OF THE LANDS OF THE SAN GABRIEL GROVE ASSOCIATION, IN THE CITY OF PASADENA, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS SHOWN ON MAP RECORDED IN BOOK 16 PAGE 92 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.
TOGETHER WITH THAT PORTION OF TERRACE DRIVE, 50 FEET IN WIDTH VACATED BY RESOLUTION NO. 402, A COPY OF WHICH RECORDED SEPTEMBER 23, 1969 AS INSTRUMENT NO. 2152 IN BOOK D4505 PAGE 223 OF OFFICIAL RECORDS, IN SAID OFFICE OF THE COUNTY RECORDER, TITLE TO WHICH WOULD PASS WITH A LEGAL CONVEYANCE OF THE ABOVE MENTIONED LOTS AND TOGETHER WITH THAT PORTION OF OLCOTT PLACE, 40 FEET IN WIDTH, VACATED BY RESOLUTION NO. 8701, A COPY OF WHICH RECORDED OCTOBER 31, 1966 IN BOOK D3469 PAGE 638 OF OFFICIAL RECORDS, IN SAID OFFICE OF THE COUNTY RECORDER, TITLE TO WHICH WOULD PASS WITH A LEGAL CONVEYANCE OF THE ABOVE MENTIONED LOTS.
EXCEPT THEREFROM, ANY PORTION OF SAID LAND DESCRIBED IN THE DEED TO THE CITY OF PASADENA RECORDED OCTOBER 31, 1966 AS INSTRUMENT NO. 2225 OF OFFICIAL RECORDS.
EXHIBIT A

Loan No. 105093
PARCEL 3:
LOT 13 (A PORTION OF WHICH WAS FORMERLY WITHIN TERRACE DRIVE, 50 FEET IN WIDTH, VACATED BY RESOLUTION NO. 402, A COPY OF WHICH RECORDED SEPTEMBER 23, 1969 AS INSTRUMENT NO. 2152, IN BOOK D-4505 PAGE 223 OF OFFICIAL RECORDS, IN SAID OFFICE OF THE COUNTY RECORDER, AND LOTS 14, 15, 16,17 AND 18 OF DR. CONGAR’S HOME TRACT, AS PER MAP RECORDED IN BOOK 14 PAGE 52 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.
EXCEPT THOSE PORTIONS OF SAID LOTS LYING NORTHERLY OF THE SOUTHERLY BOUNDARY OF THE LAND DESCRIBED IN PARCEL 12 OF THE DEED RECORDED OCTOBER 31, 1966 AS INSTRUMENT NO. 2225, OF OFFICIAL RECORDS.
PARCEL 4:
LOTS 15, 16, 17, 18, 19 AND 20 OF KERNAGHAN AND ARNOLD’S SUBDIVISION OF THE NORTH 7 ACRES OF LOT 2 IN DIVISION “C” AND THE SOUTH 11.82 ACRES OF LOT 3 OF BERRY AND ELLIOTT’S SUBDIVISION OF DIVISION “C” OF THE LANDS OF THE SAN GABRIEL ORANGE GROVE ASSOCIATION, IN THE CITY OF PASADENA, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 16 PAGE 92 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, TOGETHER WITH THAT PORTION OF CAMDEN STREET, 50 FEET IN WIDTH, VACATED BY RESOLUTION NO. 8627, A COPY OF WHICH RECORDED MAY 14, 1965 AS INSTRUMENT NO. 4702, IN BOOK D-2905 PAGE 560, OF OFFICIAL RECORDS, AND THAT PORTION OF TERRACE DRIVE, 50 FEET IN WIDTH, VACATED BY RESOLUTION NO. 402, A COPY OF WHICH RECORDED SEPTEMBER 23, 1969 AS INSTRUMENT NO. 2152, IN BOOK D-4505 PAGE 223 OF OFFICIAL RECORDS, IN SAID OFFICE OF THE COUNTY RECORDER, TITLE TO WHICH WOULD PASS WITH A LEGAL CONVEYANCE OF THE ABOVE MENTIONED LOTS.
PARCEL 5:
THE NORTH HALF OF LOT 75 AND LOTS 76, 77, 78, 79 AND 80 OF THE DR. CONGAR TRACT, IN THE CITY OF PASADENA, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 7 PAGE 74 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY,TOGETHER WITH THAT PORTION OF CAMDEN STREET, 50 FEET IN WIDTH (FORMERLY THE SOUTH HALF OF LOT 75 AND THE NORTH HALF OF LOT 74), VACATED BY RESOLUTION NO. 8627, A COPY OF WHICH RECORDED MAY 14, 1965 AS INSTRUMENT NO. 4702, IN BOOK D-2905 PAGE 560, OFFICIAL RECORDS, IN SAID OFFICE OF THE COUNTY RECORDER, TITLE TO WHICH WOULD PASS WITH A LEGAL CONVEYANCE OF LOT 75.
EXCEPT FROM SAID LANDS THOSE PORTIONS WITHIN AS DESCRIBED IN A FINAL DECREE OF CONDEMNATION RECORDED IN BOOK 6143 PAGE 305 OF OFFICIAL RECORDS, AND ALSO WITHIN AS DESCRIBED IN A DEED RECORDED OCTOBER 31, 1966 AS INSTRUMENT NO. 2225 OF OFFICIAL RECORDS.
ALSO EXCEPT THE EASTERLY 10 FEET OF SAID LOTS.
Assessor’s Tax Account Number for Property I: 5713-012-015 (Portion), 5713-016-016 and 573-016-017
Property I Address: SW Corner Green Street and St. Johns Avenue, Pasadena, California
PROPERTY II:
All the certain property located in the County of Alameda, State of California, described as follows:
EXHIBIT A

Loan No. 105093
PARCEL B, PARCEL MAP 696, FILED MAY 4, 1971, BOOK 69 OF MAPS, PAGE 45, ALAMEDA COUNTY RECORDS.
EXCEPTING THEREFROM THAT PORTION DESCRIBED IN THE DEED TO THE CITY OF PLEASANTON, A MUNICIPAL CORPORTION, RECORDED MAY 25, 1978, REEL 5410, IMAGE 20 SERIES NO. 78-98522, OFFICIAL RECORDS.
Assessor’s Tax Account Number for Property II: 941-1201-015-02
Property II Address: 5700 Pleasant Hills Road, Pleasanton, California
EXHIBIT A

Loan No. 105093
EXHIBIT B
DOCUMENTS
Exhibit B to LOAN AGREEMENT between SUNRISE PASADENA CA SENIOR LIVING, LLC, a California Limited Liability Company, and SUNRISE PLEASANTON CA SENIOR LIVING, LP, a Delaware Limited Partnership, jointly and severally, both referred to as “Borrower”, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as “Lender”, dated as of September 28, 2007 (“Agreement”).
1.	LOAN DOCUMENTS. The documents listed below, numbered 1.1 through 1.8, inclusive, below of even date herewith (unless otherwise specified), and amendments, modifications and supplements thereto which have received the prior written consent of Lender, together with any documents executed in the future that are approved by Lender and that recite that they are “Loan Documents” for purposes of this Agreement are collectively referred to herein as the Loan Documents.
1.1	This Agreement.

1.2	Note.

1.3	Deed of Trust.

1.4	Two Uniform Commercial Code National Financing Statement Form UCC 1, dated September ____, 2007.

1.5	Limited Liability Company Borrowing Certificate executed by SUNRISE PASADENA CA SENIOR LIVING, LLC, a California Limited Liability Company.

1.6	Limited Partnership Borrower Certificate executed by SUNRISE PLEASANTON CA SENIOR LIVING, LP, a Delaware Limited Partnership.

1.7	Corporate Resolution Authorizing Execution of Guaranty executed by SUNRISE SENIOR LIVING, INC., a Delaware Corporation.

1.8	Agreement for Disbursement prior to recording.
2.	OTHER RELATED DOCUMENTS (WHICH ARE NOT LOAN DOCUMENTS)
2.1	Guaranty executed by SUNRISE SENIOR LIVING, INC., a Delaware Corporation as Guarantor in favor of Lender.

2.2	Unsecured Hazardous Materials Indemnity Agreement dated September , 2007 executed by and between SUNRISE SENIOR LIVING, INC. as Indemnitor and Lender.

2.3	Opinion of Borrower’s Legal Counsel dated , executed by on behalf of .

Loan No. 105093
EXHIBIT C
TRANSFER AUTHORIZER DESIGNATION
(For Disbursement of Loan Proceeds by Funds Transfer)
▪ NEW ☐ REPLACE PREVIOUS DESIGNATION ☐ ADD ☐ CHANGE ☐ DELETE LINE NUMBER __
The following representatives of SUNRISE PASADENA CA SENIOR LIVING, LLC, a California Limited Liability Company, and SUNRISE PLEASANTON CA SENIOR LIVING, LP, a Delaware Limited Partnership, jointly and severally, (both referred to as “Borrower”) are authorized to request the disbursement of Loan Proceeds and initiate funds transfers for Loan Number 105093 dated September 28, 2007 between Wells Fargo Bank, National Association (“Bank”) and Borrower. Bank is authorized to rely on this Transfer Authorizer Designation until it has received a new Transfer Authorizer Designation signed by Borrower, even in the event that any or all of the foregoing information may have changed.

			Maximum Wire
	Name	Title	Amount[1]
1.	James S. Pope	Vice President	$21,906,950.00
2.	Carl G. Adams	Vice President	$21,906,950.00
3.
4.
5.
Beneficiary Bank and Account Holder Information

1.

Transfer Funds to (Receiving Party Account Name):
SUNRISE PASADENA CA SENIOR LIVING, LLC, a California Limited Liability Company, and/or SUNRISE PLEASANTON CA SENIOR LIVING, LP, a California Limited Partnership

Receiving Party Account Number:

Receiving Bank Name, City and State:	Receiving Bank Routing (ABA) Number
Bank of America, Richmond, VA	026009593

Maximum Transfer Amount:
$521,906,950.00

Further Credit Information/Instructions:

2.

Transfer Funds to (Receiving Party Account Name):

Receiving Party Account Number:

Receiving Bank Name, City and State:	Receiving Bank Routing (ABA) Number

[1]	Maximum Wire Amount may not exceed the Loan Amount.

Loan No. 105093

Maximum Transfer Amount:

Further Credit Information/Instructions:

3.

Transfer Funds to (Receiving Party Account Name):

Receiving Party Account Number:

Receiving Bank Name, City and State:	Receiving Bank Routing (ABA) Number

Maximum Transfer Amount:

Further Credit Information/Instructions:

Date:

“BORROWER’

SUNRISE PASADENA CA SENIOR LIVING, LLC,		SUNRISE PLEASANTON CA SENIOR LIVING, LP,
a California Limited Liability Company		a Delaware Limited Partnership

By:	SUNRISE SENIOR LIVING	By:	SUNRISE PLEASANTON GP, LLC, a Delaware
	INVESTMENTS, INC., a Virginia		Limited Liability Company, its General Partner
Corporation, Member

			By:	SUNRISE SENIOR LIVING INVESTMENTS,
INC., a Virginia Corporation, its Sole Member

By:	/s/ Carl Adams		By:	/s/ Carl Adams

Name: Carl Adams			Name:	Carl Adams
Its:	Vice President		Its:	Vice President

Loan No. 105093
DRAW AUTHORIZATION
Any one of the following individuals is authorized to sign each draw authorization on behalf of the Borrower under Loan No. 105093.

Printed Name	Signature

James S. Pope, Vice President

Carl G. Adams, Vice President	/s/ Carl G. Adams